Exhibit 10.16

Execution Version

FOURTH AMENDMENT TO

CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (hereinafter called this “Amendment”) is dated as of May [  ], 2017, by and among RING ENERGY INC., a Nevada corporation (the “Borrower”), each of the Lenders which is signatory hereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 1, 2014, as amended by that certain First Amendment to Credit Agreement, dated as of June 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 24, 2015, and that certain Third Amendment to Credit Agreement dated as of May 18, 2016 (as amended by this Amendment and as further amended, modified or restated from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower upon the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and

WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1.    Definitions.  Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment.

SECTION 2.    Amendments to Credit Agreement.  Effective on the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)         Section 1.1 (Definitions) is amended by adding the following new definitions in proper alphabetical order:

“Commitment Reduction Notice” shall have the meaning set forth in Section 2.7(d).

“Reduced Commitment” shall have the meaning set forth in Section 2.7(d).

(b)         The definition of “Commitment” in Section 1.1 (Definitions) is amended and restated in its entirety as follows:

“Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder.  The amount representing each Lender’s Commitment shall at any time be the lesser of such Lender’s Maximum Loan Amount and such Lender’s Pro Rata Share of the then effective

Borrowing Base and shall be reduced pursuant to any Commitment Reduction Notice delivered pursuant to Section 2.7(d).

(c)         Section 2.7 of the Credit Agreement is amended by adding the following as a new subsection (d):

“(d)       After the receipt of a New Borrowing Base Notice, the Borrower may reduce the Commitments of the Lenders (the “Reduced Commitment”), provided that (i) the reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Credit Exposures do not exceed the Reduced Commitment.  To effectuate a Reduced Commitment, within three (3) Business Days after the Administrative Agent sends the Borrower a New Borrowing Base Notice, the Borrower must submit a written notice to the Administrative Agent of its election to reduce the Commitments (the “Commitment Reduction Notice”).  Each Commitment Reduction Notice shall be irrevocable.  Each reduction of the Commitments shall be made ratably among the Lenders in accordance with each Lender’s Pro Rata Share.  Notwithstanding any Commitment Reduction Notice, all relevant determinations under this Agreement based upon the Borrowing Base shall use the Borrowing Base as set forth in the New Borrowing Base Notice until the next Scheduled Redetermination or Interim Redetermination.  If the Borrower desires to later reinstate any Commitment reduction set forth in a Commitment Reduction Notice, the Borrower may do so only (1) with the written consent of all Lenders, and (2) after paying to the Lenders Commitment increase fees or upfront fees requested by the Lenders.  For the avoidance of doubt, no Reduced Commitment of any Lender shall be increased by any subsequent increase, reaffirmation or reduction of the Borrowing Base (notwithstanding such Lender's approval of such Borrowing Base) unless such Lender expressly consents in writing to such increased Commitment.”

SECTION 3.     Borrowing Base(a)     . Effective on the Amendment Effective Date, the Borrowing Base is increased to $100,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement.  The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for May 1, 2017.  This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement.  Pursuant to Section 2.7(d) of the Credit Agreement, the Borrower desires to reduce the Commitments of the Lenders from $100,000,000 to $60,000,000.  The Borrower, Administrative Agent and the Lenders agree that, effective on the Amendment Effective Date, $60,000,000 shall be the Reduced Commitment under the Credit Agreement.  This Amendment shall serve as the Commitment Reduction Notice from the Borrower required pursuant to Section 2.7(d) of the Credit Agreement.

SECTION 4.     Conditions of Effectiveness(a) .

(a)         This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied:

(1)         The Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to the Administrative Agent, a counterpart of this Amendment which shall have been executed by the Administrative Agent, the Issuing Bank, the Lenders and the Borrower (which may be by PDF transmission);

(2)         Each of the representations and warranties set forth in Section 5 of this Amendment shall be true and correct;

(3)         Since December 31, 2016, there has been no event or condition that has had or could reasonably be expected to have a Material Adverse Effect; and

(4)         Borrower shall have paid all fees and expenses due to the Lenders and the Administrative Agent (including, but not limited to, reasonable attorneys’ fees of counsel to the Administrative Agent).

(b)         Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 3(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

(c)         The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date.

SECTION 5.     Representations and Warranties.  The Borrower represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a)         It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)         The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered to the Administrative Agent and the Lenders in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c)         This Amendment does not and will not violate any provisions of any of the articles or certificate of incorporation, bylaws, and other organizational and governing documents of the Borrower.

(d)         No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

(e)         Before and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

(f)         Before and after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

(g)         Since December 31, 2016, there has been no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

(h)         As of the Amendment Effective Date, notwithstanding any provision in any Collateral Document to the contrary, no Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” or “collateral” or similar definition in any Collateral Document and no Building or Manufactured (Mobile) Home is encumbered by any Collateral Document. As used in this paragraph, “Building” means any Building or Manufactured (Mobile) Home, in each case as defined in the applicable Flood Insurance Regulations); and  “Flood Insurance Regulations” means (I) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (II) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (III) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (IV) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

SECTION 6.     Miscellaneous.

(a)         Reference to the Credit Agreement.  Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)         Effect on the Credit Agreement; Ratification.  Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.  By its acceptance hereof, the Borrower hereby ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein.

(c)         Extent of Amendments.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment.  The Borrower hereby ratifies and confirms that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect.

(d)         Loan Documents.  The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.  This Amendment is a Loan Document.

(e)         Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, the Borrower represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of the Borrower to Administrative Agent, Issuing Bank or any Lender.

(f)         Execution and Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart.

(g)         Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Texas.

(h)         Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 7.    NO ORAL AGREEMENTS.  THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS.  THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE BORROWER, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 8.     No Waiver.  The Borrower hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender.  Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, Issuing Bank or any Lender, (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of the Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity.

Signatures Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RING ENERGY INC.,
as Borrower

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

Ring Energy, Inc.

SUNTRUST BANK,
as Administrative Agent, as Issuing Bank and as a Lender

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

Ring Energy, Inc.

[LENDER],
as a Lender

By:
Name:
Title:

Signature Page to Fourth Amendment to Credit Agreement

Ring Energy, Inc.